                                                                     EXHIBIT 4.1

                       [SPECIMEN COMMON STOCK CERTIFICATE]

  COMMON STOCK                    [LOGO DIEDRICH                COMMON STOCK
                                   COFFEE, INC.]
     NUMBER                                                        SHARES

      [ ]                                                            [ ]

INCORPORATED UNDER THE LAWS OF THE                       CUSIP 253675   20   1
STATE OF DELAWARE
                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 VALUE OF

                              DIEDRICH COFFEE, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


/S/ MARTIN DIEDRICH                  [SEAL]     /S/ J. MICHAEL JENKINS
---------------------------------               --------------------------------
SECRETARY AND VICE CHAIRMAN OF                  PRESIDENT AND
THE BOARD                                       CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

By:
   ---------------------------------
        AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

                            UNIF GIFT MIN ACT --          Custodian
                                                 --------           ------------
                                                  (Cust)              (Minor)
                                                under Uniform Gifts to Minors
                                     Act
                                        ----------------------------------------
                                                          (State)

                            UNIF TRF MIN ACT  --         Custodian (until age  )
                                                 -------                     --
                                                  (Cust)
                                                    under Uniform Transfers
                                     ---------------
                                     (Minor)
                                     to Minors Act
                                                  ------------------------------
                                                           (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
[              ]

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------


               X
                -----------------------------------------------

               X
                -----------------------------------------------
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By:
   --------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.